Exhibit 32.2

Certification

I, Thomas D’Ambrosio, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Perry Ellis International, Inc. (the “Company”) for the quarter ended July 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 6, 2007

/S/ THOMAS D’AMBROSIO
Name:	Thomas D’Ambrosio
Title:	Interim Chief Financial Officer
(Chief Financial Officer)